[LOGO] Merrill Lynch  Investment Managers

Semi-Annual Report

January 31, 2002

Merrill Lynch
Pennsylvania
Municipal
Bond Fund

www.mlim.ml.com

Merrill Lynch Pennsylvania Municipal Bond Fund                  January 31, 2002

DEAR SHAREHOLDER

The Municipal Market Environment

Throughout most of the six-month period ended January 31, 2002, long-term fixed-income interest rates exhibited considerable volatility. During the period, long-term US Treasury bond yields registered slight declines while long-term municipal bond yields were largely unchanged. From early summer through early September 2001, fixed-income yields generally declined. Weak economic growth, exemplified by declines in industrial production and large losses in employment, easily outweighed modest strength in consumer confidence and spending. Consensus was that a meaningful US economic recovery was unlikely before early 2002. Consequently, US equity markets remained under pressure and fixed-income instruments benefited. By the end of August 2001, the Federal Reserve Board had lowered its target for short-term interest rates to 3.50%, cutting interest rates by 300 basis points (3.00%) during the first eight months of 2001.

By early September there were some, albeit few, indications pointing toward the beginning of a US economic recovery. Immediately following the tragedy of the World Trade Center and Pentagon attacks, however, all such indications effectively vanished. After anemic economic growth of just 0.3% during the second quarter of 2001, US gross domestic product growth was reported to have declined 1.3% during the third quarter of 2001. The Federal Reserve Board quickly lowered short-term interest rates an additional 50 basis points immediately following the terrorist attacks, just prior to the reopening of the stock exchanges. This marked the eighth time in 2001 that the Federal Reserve Board had eased monetary conditions. Despite the events of September 11, the Federal Reserve Board noted that the nation's long-term economic prospects remained favorable.

Initially, long-term interest rates rose during the days following the September 11 attacks. The quick response by both Federal and state governments to stabilize, aid and revive US business activities, promptly improved fixed-income investors' confidence. Investor attention again focused on weak US economic fundamentals and on a financial environment further impaired by the economic losses resulting from the recent attacks. In addition to the immediate loss of four days of equity trading and air transportation, including air cargo transfers, US consumer confidence was expected to be severely shaken, resulting in weaker consumer spending and, eventually, diminished business manufacturing. By September 30, 2001, US Treasury bond yields declined to 5.42%, their approximate level before the September attacks.

In early October, the Federal Reserve Board lowered short-term interest rates an additional 50 basis points to a target of 2.50%, the lowest rate in nearly 40 years. US economic reports continued to be very weak, pushing US equity prices lower in early October and bond prices higher. US military reprisals in Afghanistan also helped support higher bond prices as investors sought the safe haven of US Treasury obligations. At the end of October, the US Treasury announced that it would no longer issue 30-year maturity bonds, triggering an explosive fixed-income rally as investors scrambled to purchase soon-to-be-unavailable issues. By the end of October, long-term US Treasury bond yields declined to 4.87%, falling more than 50 basis points in October 2001. Despite additional decreases in its short-term interest rate target to 1.75% by the Federal Reserve Board, long-term fixed-income markets were unable to hold their October gains. Rapid, significant US military success in Afghanistan, stronger-than-expected retail sales, and recovering US equity markets combined to suggest to many investors that a US economic recovery was far more imminent than had been expected earlier in the fall of 2001. Bond yields rose during November and December 2001 as investors sold securities both to realize recent profits and in anticipation of an early reversal of the Federal Reserve Board's policy. By the end of December, long-term US Treasury bond yields rose to approximately 5.45%.

Merrill Lynch Pennsylvania Municipal Bond Fund                  January 31, 2002

During January 2002, economic indicators were mixed and fixed-income bond yields remained volatile. The January index of leading economic conditions rose for the third consecutive month signaling that US economic activity is likely to expand later this year. However, employment trends, especially in manufacturing, remained weak, suggesting that recent increases in consumer confidence and spending were fragile. In late January 2002, fourth quarter 2001 gross domestic product growth was initially estimated at 0.2%, reflecting only modest improvement of negative growth from the third quarter of 2001. At month end, the Federal Reserve Board ceased its aggressive series of interest rate reductions by maintaining its overnight interest rate target at 1.75%, a 40-year low. The Federal Reserve Board noted that while US economic activity was beginning to strengthen, it was still possible that earlier economic weakness could return should consumer spending decline. At the end of January 2002, long-term US Treasury bond yields stood at 5.43%, a decline of approximately 10 basis points during the past six months.

The municipal bond market displayed a very similar pattern during the January period. Long-term tax-exempt bond yields had generally declined through early September as strong investor demand easily outweighed sizable increases in new bond issuance. The disruption in the financial markets following the September 11 attacks also served to push tax-exempt bond yields higher. The municipal bond market was able to reorganize operations quickly, and tax-exempt bond yields declined in conjunction with US Treasury bond yields for the remainder of the six-month period. While municipal bond yields were unable to match the dramatic declines witnessed in the US Treasury market, tax-exempt bond prices rose strongly during late October. As measured by the Bond Buyer Revenue Bond Index, at the end of October 2001, long-term municipal bond yields stood at 5.23%, declining approximately 20 basis points during October.

Similar to its taxable counterpart, the long-term municipal bond market also was unable to maintain the improvements made in September and October 2001. In addition to a slightly stronger financial environment, increased tax-exempt bond issuance during the last three months of the period also put upward pressure on municipal bond yields. By the end of January 2002, long-term tax-exempt revenue bond yields rose to approximately 5.45%. During the last six months, tax-exempt bond yields rose less than five basis points.

Interest rates appear likely to remain near current levels in early 2002 as US economic conditions are expected to remain weak. However, going forward, business activity is likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion aid package for New York City, Washington, DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in mid-2002.

As inflationary pressures are expected to remain well-contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that supported the tax-exempt bond market's performance for much of 2001 can be expected to continue going forward, any potential increases in municipal bond yields also can be expected to be minimal.

Merrill Lynch Pennsylvania Municipal Bond Fund                  January 31, 2002

Portfolio Strategy

During the six-month period ended January 31, 2002, our investment strategy was to seek to enhance the Fund's level of tax-exempt income and moderate any net asset value volatility. Therefore, our strategy focused on the acquisition of higher-coupon securities in the 12-year-20-year range. As a result of the municipal bond market's steep yield curve, these longer-dated intermediate issues represented more than 90% of the yield available in the entire yield curve. We continued to emphasize a high credit quality profile with nearly 73% of the Fund's holdings rated Aa or higher by at least one of the major rating agencies.

Going forward, our investment concerns center around when the economy will recover and how strong the improvement will be. The outcomes to both of these issues remain uncertain. Although there are some signs of improved economic activity, profitability remains a question. Also, rising anxieties over earnings credibility could affect both investor and consumer confidence. Despite this investment environment, our market outlook is positive. If either the US economy or equity markets display additional weakness, we are prepared to adopt a more aggressive investment stance.

In Conclusion

We appreciate your ongoing interest in Merrill Lynch Pennsylvania Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ William R. Bock

William R. Bock
Vice President and Portfolio Manager

March 5, 2002

Merrill Lynch Pennsylvania Municipal Bond Fund                  January 31, 2002

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Merrill Lynch Pennsylvania Municipal Bond Fund                  January 31, 2002

PERFORMANCE DATA (concluded)

Average Annual Total Return

                                         % Return Without    % Return With
                                           Sales Charge      Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 12/31/01                           +4.71%            +0.52%
--------------------------------------------------------------------------------
Five Years Ended 12/31/01                     +5.26             +4.41
--------------------------------------------------------------------------------
Ten Years Ended 12/31/01                      +6.24             +5.81
--------------------------------------------------------------------------------
 *    Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                             % Return          % Return
                                           Without CDSC       With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 12/31/01                           +4.18%            +0.19%
--------------------------------------------------------------------------------
Five Years Ended 12/31/01                     +4.73             +4.73
--------------------------------------------------------------------------------
Ten Years Ended 12/31/01                      +5.70             +5.70
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after four years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                             % Return          % Return
                                           Without CDSC       With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 12/31/01                           +4.08%            +3.08%
--------------------------------------------------------------------------------
Five Years Ended 12/31/01                     +4.63             +4.63
--------------------------------------------------------------------------------
Inception (10/21/94) through 12/31/01         +5.57             +5.57
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                         % Return Without    % Return With
                                           Sales Charge      Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 12/31/01                           +4.60%            +0.42%
--------------------------------------------------------------------------------
Five Years Ended 12/31/01                     +5.16             +4.30
--------------------------------------------------------------------------------
Inception (10/21/94) through 12/31/01         +6.12             +5.52
--------------------------------------------------------------------------------
 *    Maximum sales charge is 4%.
**    Assuming maximum sales charge.

Recent Performance Results*

                                                                                        Ten-Year/
                                                            6-Month       12-Month   Since Inception  Standardized
As of January 31, 2002                                    Total Return  Total Return  Total Return    30-Day Yield
==================================================================================================================
ML Pennsylvania Municipal Bond Fund Class A Shares           +2.37%         +5.85%       +85.99%          4.29%
------------------------------------------------------------------------------------------------------------------
ML Pennsylvania Municipal Bond Fund Class B Shares           +2.11          +5.42        +76.80           3.96
------------------------------------------------------------------------------------------------------------------
ML Pennsylvania Municipal Bond Fund Class C Shares           +2.15          +5.31        +49.84           3.86
------------------------------------------------------------------------------------------------------------------
ML Pennsylvania Municipal Bond Fund Class D Shares           +2.40          +5.84        +55.62           4.19
==================================================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.

Merrill Lynch Pennsylvania Municipal Bond Fund                  January 31, 2002

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P      Moody's   Face
Ratings  Ratings  Amount                                       Issue                                                   Value
-----------------------------------------------------------------------------------------------------------------------------
Pennsylvania--93.9%
-----------------------------------------------------------------------------------------------------------------------------
AAA      Aaa      $4,785   Allegheny County, Pennsylvania, IDA, Commercial Development Revenue Refunding
                           Bonds (MPB Associates Project), 7.70% due 12/01/2013 (d)                                   $ 5,877
-----------------------------------------------------------------------------------------------------------------------------
BBB+     Baa1      1,500   Allegheny County, Pennsylvania, IDA, Environmental Improvement Revenue
                           Refunding Bonds (USX Corporation), 6.10% due 7/15/2020                                       1,501
-----------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,000   Allegheny County, Pennsylvania, Port Authority, Special Transportation Revenue
                           Bonds, 6% due 3/01/2009 (c)(e)                                                               1,131
-----------------------------------------------------------------------------------------------------------------------------
NR*      NR*       1,000   Allegheny County, Pennsylvania, Redevelopment Authority, Tax Increment Revenue
                           Bonds (Waterfront Project), Series A, 6.30% due 12/15/2018                                   1,057
-----------------------------------------------------------------------------------------------------------------------------
NR*      Aaa       2,200   Downingtown, Pennsylvania, Area School District, GO, Refunding, 5.70% due 3/01/2021 (a)      2,291
-----------------------------------------------------------------------------------------------------------------------------
NR*      NR*         920   Erie, Western Pennsylvania Port Authority Revenue Bonds, 6.875% due 6/15/2016                  932
-----------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       3,000   Lehigh County, Pennsylvania, General Purpose Authority Revenue Bonds
                           (Saint Luke's Hospital-- Bethlehem), 6.25% due 7/01/2022 (a)                                 3,101
-----------------------------------------------------------------------------------------------------------------------------
                           Luzerne County, Pennsylvania, IDA, Exempt Facilities Revenue Refunding Bonds
                           (Pennsylvania Gas and Water Company Project), AMT, Series A:
NR*      A3        3,600     7.20% due 10/01/2017                                                                       3,719
AAA      Aaa       2,000     7% due 12/01/2017 (a)                                                                      2,241
-----------------------------------------------------------------------------------------------------------------------------
                           Mifflin County, Pennsylvania, Hospital Authority, Revenue Refunding Bonds
                           (Lewiston Hospital):
AA       NR*       2,550     6.40% due 7/01/2020                                                                        2,672
AA       NR*       1,000     6.20% due 7/01/2030                                                                        1,029
-----------------------------------------------------------------------------------------------------------------------------
                           Pennsylvania Convention Center, Revenue Refunding Bonds, Series A (e):
AAA      Aaa       1,555     6.70% due 9/01/2014                                                                        1,725
AAA      Aaa       2,500     6.75% due 9/01/2019                                                                        2,787
-----------------------------------------------------------------------------------------------------------------------------
BBB      Baa2      4,000   Pennsylvania Economic Development Financing Authority, Wastewater Treatment
                           Revenue Bonds (Sun Company Inc.--R & M Project), AMT, Series A, 7.60% due 12/01/2024         4,273
-----------------------------------------------------------------------------------------------------------------------------
AA+      Aa2       2,000   Pennsylvania HFA, Revenue Bonds, RIB, AMT, 9.855% due 4/01/2025 (f)                          2,052
-----------------------------------------------------------------------------------------------------------------------------
AA+      Aa2       2,165   Pennsylvania HFA, S/F Mortgage Revenue Bonds, AMT, Series 40, 6.90% due 4/01/2025            2,235
-----------------------------------------------------------------------------------------------------------------------------
                           Pennsylvania HFA, S/F Mortgage Revenue Refunding Bonds, AMT:
AA+      Aa2       1,480     Series 41B, 6.65% due 4/01/2025                                                            1,541
AA+      Aa2       1,250     Series 59A, 5.80% due 10/01/2029                                                           1,271
-----------------------------------------------------------------------------------------------------------------------------
NR*      Aaa       1,500   Pennsylvania State, GO, RIB, Series 465X, 9.84% due 10/01/2019 (e)(f)                        1,700
-----------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       4,000   Pennsylvania State, GO, Refunding, First Series, 6% due 1/15/2017 (e)                        4,392
-----------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,750   Pennsylvania State Higher Education Assistance Agency Revenue Bonds,
                           6.125% due 12/15/2010 (c)(e)                                                                 3,160
-----------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Pennsylvania Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
DRIVERS   Derivative Inverse Tax-Exempt Receipts
GO        General Obligation Bonds
HFA       Housing Finance Agency
IDA       Industrial Development Authority
RIB       Residual Interest Bonds
RITR      Residual Interest Trust Receipts
S/F       Single-Family
VRDN      Variable Rate Demand Notes

Merrill Lynch Pennsylvania Municipal Bond Fund                  January 31, 2002

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P      Moody's   Face
Ratings  Ratings  Amount                                       Issue                                                   Value
-----------------------------------------------------------------------------------------------------------------------------
Pennsylvania (concluded)
-----------------------------------------------------------------------------------------------------------------------------
                           Pennsylvania State Higher Educational Facilities Authority, College and University
                           Revenue Refunding Bonds:
AA       NR*      $1,440     (University of the Arts), 5.75% due 3/15/2030                                            $ 1,459
A-       NR*       2,000     (Ursinus College), 5.90% due 1/01/2027                                                     2,051
-----------------------------------------------------------------------------------------------------------------------------
A+       NR*       2,500   Pennsylvania State Higher Educational Facilities Authority, Revenue Bonds
                           (UPMC Health System), Series A, 6.25% due 1/15/2018                                          2,625
-----------------------------------------------------------------------------------------------------------------------------
                           Pennsylvania State Higher Educational Facilities Authority, Revenue Refunding Bonds
                           (Carnegie Mellon University), VRDN (g):
A1+      NR*       1,400     Series A, 1.40% due 11/01/2025                                                             1,400
A1+      NR*         500     Series B, 1.40% due 11/01/2027                                                               500
-----------------------------------------------------------------------------------------------------------------------------
                           Philadelphia, Pennsylvania, Authority for Industrial Development,
                           Lease Revenue Bonds, Series B (d):
AAA      Aaa       1,820     5.50% due 10/01/2021                                                                       1,884
AAA      Aaa       2,000     5.125% due 10/01/2026                                                                      1,966
-----------------------------------------------------------------------------------------------------------------------------
                           Philadelphia, Pennsylvania, Gas Works Revenue Bonds:
AAA      Aaa       2,000     12th Series B, 7% due 5/15/2020 (b)(e)                                                     2,432
AAA      Aaa       4,335     Third Series, 5.50% due 8/01/2019 (d)                                                      4,504
-----------------------------------------------------------------------------------------------------------------------------
A1+      VMIG1@    2,200   Philadelphia, Pennsylvania, Hospitals and Higher Education Facilities Authority,
                           Hospital Revenue Bonds (Children's Hospital of Philadelphia Project), VRDN,
                           Series A, 1.45% due 3/01/2027 (g)                                                            2,200
-----------------------------------------------------------------------------------------------------------------------------
AAA      NR*       3,000   Philadelphia, Pennsylvania, Hospitals and Higher Education Facilities Authority, Hospital
                           Revenue Refunding Bonds (Presbyterian Medical Center), 6.65% due 12/01/2019 (b)              3,545
-----------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       4,400   Philadelphia, Pennsylvania, School District, GO, Series A, 5.75% due 2/01/2030 (d)           4,604
-----------------------------------------------------------------------------------------------------------------------------
A-       NR*       2,000   Sayre, Pennsylvania, Health Care Facilities Authority Revenue Bonds (Guthrie Health),
                           Series A, 5.875% due 12/01/2031                                                              1,975
-----------------------------------------------------------------------------------------------------------------------------
NR*      Aa3       2,745   Southcentral Pennsylvania, General Authority, Revenue Refunding Bonds
                           (Wellspan Health Obligated), 5.625% due 5/15/2026                                            2,787
-----------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,500   Washington County, Pennsylvania, Capital Funding Authority Revenue Bonds
                           (Capital Projects and Equipment Program), 6.15% due 12/01/2029 (a)                           1,725
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Puerto Rico--7.1%
-----------------------------------------------------------------------------------------------------------------------------
                           Puerto Rico Commonwealth, GO, Refunding (f):
AAA      NR*       1,750     DRIVERS, Series 232, 9.65% due 7/01/2017                                                   2,034
AAAr     Aaa       2,000     RITR, Class R, Series 3, 11.36% due 7/01/2016 (e)                                          2,513
-----------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Trust Receipts, Class R,
                           Series 16 HH, 11.377% due 7/01/2013 (d)(f)                                                   1,293
-----------------------------------------------------------------------------------------------------------------------------
A-       Baa3        695   Puerto Rico Public Finance Corporation Revenue Bonds, Commonwealth Appropriation,
                           Series E, 5.70% due 08/01/2025                                                                 707
-----------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$87,959)--101.0%                                                                              92,891

Liabilities in Excess of Other Assets--(1.0%)                                                                            (947)
                                                                                                                      -------
Net Assets--100.0%                                                                                                    $91,944
                                                                                                                      =======
-----------------------------------------------------------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   Escrowed to maturity.
(c)   Prerefunded.
(d)   FSA Insured.
(e)   MBIA Insured.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2002.
(g) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2002.
  *   Not Rated.
  @   Highest short-term rating by Moody's Investors Service, Inc.

      See Notes to Financial Statements.

Merrill Lynch Pennsylvania Municipal Bond Fund                  January 31, 2002

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 2002

Assets:              Investments, at value (identified cost--$87,959,002) ............................               $ 92,890,856
                     Cash ............................................................................                     22,529
                     Receivables:
                       Interest ......................................................................  $ 1,264,594
                       Beneficial interest sold ......................................................       20,984     1,285,578
                                                                                                        -----------
                     Prepaid registration fees and other assets ......................................                     15,290
                                                                                                                     ------------
                     Total assets ....................................................................                 94,214,253
                                                                                                                     ------------
---------------------------------------------------------------------------------------------------------------------------------
Liabilities:         Payables:
                       Securities purchased ..........................................................    1,975,383
                       Dividends to shareholders .....................................................      102,197
                       Beneficial interest redeemed ..................................................       96,488
                       Investment adviser ............................................................       44,181
                       Distributor ...................................................................       28,563     2,246,812
                                                                                                        -----------
                     Accrued expenses ................................................................                     23,697
                                                                                                                     ------------
                     Total liabilities ...............................................................                  2,270,509
                                                                                                                     ------------
---------------------------------------------------------------------------------------------------------------------------------
Net Assets:          Net assets ......................................................................               $ 91,943,744
                                                                                                                     ============
---------------------------------------------------------------------------------------------------------------------------------
Net Assets           Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:          shares authorized ...............................................................               $    124,167
                     Class B Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized ...............................................................                    522,503
                     Class C Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized ...............................................................                     70,474
                     Class D Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized ...............................................................                    119,769
                     Paid-in capital in excess of par ................................................                 89,787,168
                     Undistributed investment income--net ............................................                     34,292
                     Accumulated realized capital losses on investments--net .........................                 (3,646,483)
                     Unrealized appreciation on investments--net .....................................                  4,931,854
                                                                                                                     ------------
                     Net assets ......................................................................               $ 91,943,744
                                                                                                                     ============
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value:     Class A--Based on net assets of $13,638,994 and 1,241,672 shares
                     of beneficial interest outstanding ..............................................               $      10.98
                                                                                                                     ============
                     Class B--Based on net assets of $57,392,267 and 5,225,031 shares
                     of beneficial interest outstanding ..............................................               $      10.98
                                                                                                                     ============
                     Class C--Based on net assets of $7,741,668 and 704,742 shares
                     of beneficial interest outstanding ..............................................               $      10.99
                                                                                                                     ============
                     Class D--Based on net assets of $13,170,815 and 1,197,685 shares
                     of beneficial interest outstanding ..............................................               $      11.00
                                                                                                                     ============
---------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Merrill Lynch Pennsylvania Municipal Bond Fund                  January 31, 2002

Statement of Operations

                                                                                         For the Six Months Ended
                                                                                                 January 31, 2002
-----------------------------------------------------------------------------------------------------------------
Investment Income:   Interest                                                                         $ 2,667,280
-----------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees .........................................  $  257,109
                     Account maintenance and distribution fees--Class B ...............     148,626
                     Accounting services ..............................................      45,403
                     Professional fees ................................................      40,943
                     Account maintenance and distribution fees--Class C ...............      21,552
                     Transfer agent fees--Class B .....................................      19,437
                     Printing and shareholder reports .................................      15,511
                     Registration fees ................................................       7,188
                     Account maintenance fees--Class D ................................       6,630
                     Trustees' fees and expenses ......................................       6,228
                     Transfer agent fees--Class A .....................................       3,854
                     Transfer agent fees--Class D .....................................       3,757
                     Pricing fees .....................................................       3,276
                     Custodian fees ...................................................       2,960
                     Transfer agent fees--Class C .....................................       2,336
                     Other ............................................................       3,884
                                                                                         ----------
                     Total expenses ...................................................                   588,694
                                                                                                       ----------
                     Investment income--net ...........................................                 2,078,586
                                                                                                       ----------
-----------------------------------------------------------------------------------------------------------------
Realized &           Realized gain on investments--net ................................                   767,131
Unrealized           Change in unrealized appreciation on investments--net ............                  (839,669)
Gain (Loss) on                                                                                        -----------
Investments--Net:    Net Increase in Net Assets Resulting from Operations .............               $ 2,006,048
                                                                                                      ===========
-----------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Merrill Lynch Pennsylvania Municipal Bond Fund                  January 31, 2002

Statements of Changes in Net Assets

                                                                                        For the Six          For the
                                                                                        Months Ended       Year Ended
                                                                                        January 31,          July 31,
Increase (Decrease) in Net Assets:                                                          2002              2001
---------------------------------------------------------------------------------------------------------------------
Operations:          Investment income--net ..........................................  $ 2,078,586       $ 4,290,677
                     Realized gain on investments--net ...............................      767,131         1,326,240
                     Change in unrealized appreciation on investments--net ...........     (839,669)        2,570,139
                                                                                        -----------       -----------
                     Net increase in net assets resulting from operations ............    2,006,048         8,187,056
                                                                                        -----------       -----------
---------------------------------------------------------------------------------------------------------------------
Dividends to         Investment income--net:
Shareholders:          Class A .......................................................     (327,833)         (695,280)
                       Class B .......................................................   (1,281,766)       (2,829,079)
                       Class C .......................................................     (151,386)         (272,057)
                       Class D .......................................................     (313,159)         (494,261)
                                                                                        -----------       -----------
                     Net decrease in net assets resulting from dividends
                     to shareholders .................................................   (2,074,144)       (4,290,677)
                                                                                        -----------       -----------
---------------------------------------------------------------------------------------------------------------------
Beneficial Interest  Net decrease in net assets derived from beneficial
Transactions:        interest transactions ...........................................     (946,264)       (6,702,693)
                                                                                        -----------       -----------
---------------------------------------------------------------------------------------------------------------------
Net Assets:          Total decrease in net assets ....................................   (1,014,360)       (2,806,314)
                     Beginning of period .............................................   92,958,104        95,764,418
                                                                                        -----------       -----------
                     End of period* ..................................................  $91,943,744       $92,958,104
                                                                                        ===========       ===========
---------------------------------------------------------------------------------------------------------------------
                    *Undistributed investment income--net ............................    $  34,292                --
                                                                                        ===========       ===========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Merrill Lynch Pennsylvania Municipal Bond Fund                  January 31, 2002

Financial Highlights

                                                                                             Class A
                                                                       --------------------------------------------------
                                                                         For the
The following per share data and ratios have been derived              Six Months
from information provided in the financial statements.                    Ended            For the Year Ended July 31,
                                                                         Jan. 31,  --------------------------------------
Increase (Decrease) in Net Asset Value:                                    2002      2001       2000      1999      1998
-------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period .............  $ 10.99   $ 10.54    $ 10.90   $ 11.52   $ 11.59
Operating                                                                -------   -------    -------   -------   -------
Performance:         Investment income--net ...........................      .27       .54        .54       .54       .59
                     Realized and unrealized gain (loss) on
                     investments--net .................................     (.01)      .45       (.30)     (.38)      .08
                                                                         -------   -------    -------   -------   -------
                     Total from investment operations .................      .26       .99        .24       .16       .67
                                                                         -------   -------    -------   -------   -------
                     Less dividends and distributions:
                       Investment income--net .........................     (.27)     (.54)      (.54)     (.54)     (.59)
                       Realized gain on investments--net ..............       --        --         --      (.16)     (.15)
                       In excess of realized gain on
                       investments--net ...............................       --        --       (.06)     (.08)       --
                                                                         -------   -------    -------   -------   -------
                     Total dividends and distributions ................     (.27)     (.54)      (.60)     (.78)     (.74)
                                                                         -------   -------    -------   -------   -------
                     Net asset value, end of period ...................  $ 10.98   $ 10.99    $ 10.54   $ 10.90   $ 11.52
                                                                         =======   =======    =======   =======   =======
-------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ...............    2.37%+    9.63%      2.44%     1.38%     6.02%
Return:**                                                                =======   =======    =======   =======   =======
-------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses .........................................     .87%*     .84%       .81%      .80%      .73%
Net Assets:                                                              =======   =======    =======   =======   =======
                     Investment income--net ...........................    4.83%*    5.03%      5.20%     4.80%     5.12%
                                                                         =======   =======    =======   =======   =======
-------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands) .........  $13,639   $13,578    $14,494   $19,536   $20,613
Data:                                                                    =======   =======    =======   =======   =======
                     Portfolio turnover ...............................   20.33%    73.23%     51.32%    43.18%    46.87%
                                                                         =======   =======    =======   =======   =======
-------------------------------------------------------------------------------------------------------------------------

 *    Annualized.
**    Total investment returns exclude the effects of sales charges.
 +    Aggregate total investment return.

      See Notes to Financial Statements.

Merrill Lynch Pennsylvania Municipal Bond Fund                  January 31, 2002

Financial Highlights (continued)

                                                                                             Class B
                                                                       --------------------------------------------------
                                                                         For the
The following per share data and ratios have been derived               Six Months
from information provided in the financial statements.                     Ended          For the Year Ended July 31,
                                                                         Jan. 31,   --------------------------------------
Increase (Decrease) in Net Asset Value:                                    2002       2001       2000      1999      1998
--------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period .............  $ 10.99    $ 10.54    $ 10.90   $ 11.53  $  11.59
Operating                                                                -------    -------    -------   -------  --------
Performance:         Investment income--net ...........................      .24        .49        .48       .49       .53
                     Realized and unrealized gain (loss) on
                     investments--net .................................     (.01)       .45       (.30)     (.39)      .09
                                                                         -------    -------    -------   -------  --------
                     Total from investment operations .................      .23        .94        .18       .10       .62
                                                                         -------    -------    -------   -------  --------
                     Less dividends and distributions:
                       Investment income--net .........................     (.24)      (.49)      (.48)     (.49)     (.53)
                       Realized gain on investments--net ..............       --         --         --      (.16)     (.15)
                       In excess of realized gain on
                       investments--net ...............................       --         --       (.06)     (.08)       --
                                                                         -------    -------    -------   -------  --------
                     Total dividends and distributions ................     (.24)      (.49)      (.54)     (.73)     (.68)
                                                                         -------    -------    -------   -------  --------
                     Net asset value, end of period ...................  $ 10.98    $ 10.99    $ 10.54   $ 10.90  $  11.53
                                                                         =======    =======    =======   =======  ========
--------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ...............    2.11%+     9.07%      1.92%      .78%     5.57%
Return:**                                                                =======    =======    =======   =======  ========
--------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses .........................................    1.38%*     1.35%      1.32%     1.31%     1.24%
Net Assets:                                                              =======    =======    =======   =======  ========
                     Investment income--net ...........................    4.32%*     4.52%      4.69%     4.29%     4.61%
                                                                         =======    =======    =======   =======  ========
--------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands) .........  $57,392    $60,252    $68,723   $93,164  $103,261
Data:                                                                    =======    =======    =======   =======  ========
                     Portfolio turnover ...............................   20.33%     73.23%     51.32%    43.18%    46.87%
                                                                         =======    =======    =======   =======  ========
--------------------------------------------------------------------------------------------------------------------------

 *    Annualized.
**    Total investment returns exclude the effects of sales charges.
 +    Aggregate total investment return.

      See Notes to Financial Statements.

Merrill Lynch Pennsylvania Municipal Bond Fund                  January 31, 2002

Financial Highlights (continued)

                                                                                             Class C
                                                                       --------------------------------------------------
                                                                        For the
The following per share data and ratios have been derived              Six Months
from information provided in the financial statements.                   Ended           For the Year Ended July 31,
                                                                        Jan. 31,   --------------------------------------
Increase (Decrease) in Net Asset Value:                                   2002       2001       2000      1999      1998
-------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period .............  $ 10.99   $ 10.54    $ 10.90   $ 11.53   $ 11.59
Operating                                                                -------   -------    -------   -------   -------
Performance:         Investment income--net ...........................      .23       .48        .47       .48       .52
                     Realized and unrealized gain (loss) on
                     investments--net .................................       --++     .45       (.30)     (.39)      .09
                                                                         -------   -------    -------   -------   -------
                     Total from investment operations .................      .23       .93        .17       .09       .61
                                                                         -------   -------    -------   -------   -------
                     Less dividends and distributions:
                       Investment income--net .........................     (.23)     (.48)      (.47)     (.48)     (.52)
                       Realized gain on investments--net ..............       --        --         --      (.16)     (.15)
                       In excess of realized gain on
                       investments--net ...............................       --        --       (.06)     (.08)       --
                                                                         -------   -------    -------   -------   -------
                     Total dividends and distributions ................     (.23)     (.48)      (.53)     (.72)     (.67)
                                                                         -------   -------    -------   -------   -------
                     Net asset value, end of period ...................  $ 10.99   $ 10.99    $ 10.54   $ 10.90   $ 11.53
                                                                         =======   =======    =======   =======   =======
-------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ...............    2.15%+    8.97%      1.82%      .68%     5.47%
Return:**                                                                =======   =======    =======   =======   =======
-------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses .........................................    1.48%*    1.45%      1.42%     1.41%     1.34%
Net Assets:                                                              =======   =======    =======   =======   =======
                     Investment income--net ...........................    4.22%*    4.42%      4.60%     4.19%     4.51%
                                                                         =======   =======    =======   =======   =======
-------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands) .........  $ 7,742   $ 7,007    $ 5,874   $ 7,088   $ 6,928
Data:                                                                    =======   =======    =======   =======   =======
                     Portfolio turnover ...............................   20.33%    73.23%     51.32%    43.18%    46.87%
                                                                         =======   =======    =======   =======   =======
-------------------------------------------------------------------------------------------------------------------------

 *    Annualized.
**    Total investment returns exclude the effects of sales charges.
 +    Aggregate total investment return.
++    Amount is less than $.01 per share.

      See Notes to Financial Statements.

Merrill Lynch Pennsylvania Municipal Bond Fund                  January 31, 2002

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                             Class D
                                                                       --------------------------------------------------
                                                                        For the
The following per share data and ratios have been derived              Six Months
from information provided in the financial statements.                   Ended            For the Year Ended July 31,
                                                                        Jan. 31,   --------------------------------------
Increase (Decrease) in Net Asset Value:                                   2002       2001      2000       1999      1998
-------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period .............  $ 11.00   $ 10.55    $ 10.92   $ 11.54   $ 11.60
Operating                                                                -------   -------    -------   -------   -------
Performance:         Investment income--net ...........................      .26       .53        .53       .53       .58
                     Realized and unrealized gain (loss) on
                     investments--net .................................       --++     .45       (.31)     (.38)      .09
                                                                         -------   -------    -------   -------   -------
                     Total from investment operations .................      .26       .98        .22       .15       .67
                                                                         -------   -------    -------   -------   -------
                     Less dividends and distributions:
                       Investment income--net .........................     (.26)     (.53)      (.53)     (.53)     (.58)
                       Realized gain on investments--net ..............       --        --         --      (.16)     (.15)
                       In excess of realized gain on ..................
                       investments--net ...............................       --        --       (.06)     (.08)       --
                                                                         -------   -------    -------   -------   -------
                     Total dividends and distributions ................     (.26)     (.53)      (.59)     (.77)     (.73)
                                                                         -------   -------    -------   -------   -------
                     Net asset value, end of period ...................  $ 11.00   $ 11.00    $ 10.55   $ 10.92   $ 11.54
                                                                         =======   =======    =======   =======   =======
-------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ...............    2.40%+    9.51%      2.25%     1.29%     6.00%
Return:**                                                                =======   =======    =======   =======   =======
-------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses .........................................     .98%*     .95%       .91%      .90%      .83%
Net Assets:                                                              =======   =======    =======   =======   =======
                     Investment income--net ...........................    4.73%*    4.91%      5.09%     4.69%     5.01%
                                                                         =======   =======    =======   =======   =======
-------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands) .........  $13,171   $12,121    $ 6,673   $ 9,900   $ 8,143
Data:                                                                    =======   =======    =======   =======   =======
                     Portfolio turnover ...............................   20.33%    73.23%     51.32%    43.18%    46.87%
                                                                         =======   =======    =======   =======   =======
-------------------------------------------------------------------------------------------------------------------------

 *    Annualized.
**    Total investment returns exclude the effects of sales charges.
 +    Aggregate total investment return.
++    Amount is less than $.01 per share.

      See Notes to Financial Statements.

Merrill Lynch Pennsylvania Municipal Bond Fund                  January 31, 2002

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Pennsylvania Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The

Merrill Lynch Pennsylvania Municipal Bond Fund                  January 31, 2002
cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $29,850 increase in cost of securities (which in return results in a corresponding $29,850 decrease in net unrealized appreciation and a corresponding $29,850 increase in undistributed net investment income), based on securities held by the Fund as of July 31, 2001.

The effect of this change for the six months ended January 31, 2002 was to increase net investment income by $4,442, decrease net unrealized appreciation by $13,699 and decrease net realized capital losses by $20,593. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Expenses--Certain expenses have been allocated to the individual funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Trust.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                    Account        Distribution
                                                 Maintenance Fee       Fee
--------------------------------------------------------------------------------
Class B .....................................        .25%              .25%
Class C .....................................        .25%              .35%
Class D .....................................        .10%               --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 2002, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                           FAMD           MLPF&S
--------------------------------------------------------------------------------
Class A ......................................             $122           $1,199
Class D ......................................             $277           $4,526
--------------------------------------------------------------------------------

For the six months ended January 31, 2002, MLPF&S received contingent deferred sales charges of $17,653 and $491 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended January 31, 2002, the Fund reimbursed FAM $4,603 for certain accounting services.

Merrill Lynch Pennsylvania Municipal Bond Fund                  January 31, 2002

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2002 were $18,053,363 and $18,534,999, respectively.

Net realized gains for the six months ended January 31, 2002 and net unrealized gains as of January 31, 2002 were as follows:

-------------------------------------------------------------------------------
                                                       Realized      Unrealized
                                                        Gains           Gains
-------------------------------------------------------------------------------
Long-term investments ........................         $767,131      $4,931,854
                                                       --------      ----------
Total ........................................         $767,131      $4,931,854
                                                       ========      ==========
-------------------------------------------------------------------------------

As of January 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $4,931,854, of which $5,004,189 related to appreciated securities and $72,335 related to depreciated securities. The aggregate cost of investments at January 31, 2002 for Federal income tax purposes was $87,959,002.

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $946,264 and $6,702,693 for the six months ended January 31, 2002 and for the year ended July 31, 2001, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                     Dollar
Ended January 31, 2002                                  Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................         85,829     $   945,778
Shares issued to shareholders
in reinvestment of dividends ...................         15,037         165,686
                                                       --------     -----------
Total issued ...................................        100,866       1,111,464
Shares redeemed ................................        (94,513)     (1,043,236)
                                                       --------     -----------
Net increase ...................................          6,353     $    68,228
                                                       ========     ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended July 31, 2001                                     Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................         93,890     $ 1,007,330
Shares issued to shareholders
in reinvestment of dividends ...................         31,947         344,669
                                                       --------     -----------
Total issued ...................................        125,837       1,351,999
Shares redeemed ................................       (265,743)     (2,849,227)
                                                       --------     -----------
Net decrease ...................................       (139,906)    $(1,497,228)
                                                       ========     ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                     Dollar
Ended January 31, 2002                                  Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................        271,813     $ 2,992,032
Shares issued to shareholders
in reinvestment of dividends ...................         56,432         621,783
                                                       --------     -----------
Total issued ...................................        328,245       3,613,815
Automatic conversion of shares .................       (236,397)     (2,618,446)
Shares redeemed ................................       (348,650)     (3,840,667)
                                                       --------     -----------
Net decrease ...................................       (256,802)    $(2,845,298)
                                                       ========     ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended July 31, 2001                                     Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................        679,780    $  7,350,798
Shares issued to shareholders
in reinvestment of dividends ...................        126,105       1,360,054
                                                     ----------    ------------
Total issued ...................................        805,885       8,710,852
Automatic conversion of shares .................       (627,891)     (6,768,166)
Shares redeemed ................................     (1,217,026)    (13,071,807)
                                                     ----------    ------------
Net decrease ...................................     (1,039,032)   $(11,129,121)
                                                     ==========    ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                     Dollar
Ended January 31, 2002                                   Shares       Amount
--------------------------------------------------------------------------------
Shares sold ....................................        139,424     $ 1,535,418
Shares issued to shareholders
in reinvestment of dividends ...................          7,062          77,804
                                                        -------     -----------
Total issued ...................................        146,486       1,613,222
Shares redeemed ................................        (79,239)       (876,519)
                                                        -------     -----------
Net increase ...................................         67,247     $   736,703
                                                        =======     ===========
--------------------------------------------------------------------------------

Merrill Lynch Pennsylvania Municipal Bond Fund                  January 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended July 31, 2001                                      Shares       Amount
--------------------------------------------------------------------------------
Shares sold ....................................         173,374    $ 1,872,348
Shares issued to shareholders
in reinvestment of dividends ...................          13,881        149,792
                                                         -------    -----------
Total issued ...................................         187,255      2,022,140
Shares redeemed ................................        (107,118)    (1,152,419)
                                                         -------    -----------
Net increase ...................................          80,137    $   869,721
                                                         =======    ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Six Months                                     Dollar
Ended January 31, 2002                                   Shares       Amount
--------------------------------------------------------------------------------
Shares sold ....................................          32,024    $   351,362
Automatic conversion of shares .................         236,138      2,618,446
Shares issued to shareholders
in reinvestment of dividends ...................          13,585        149,872
                                                         -------    -----------
Total issued ...................................         281,747      3,119,680
Shares redeemed ................................        (185,571)    (2,025,577)
                                                         -------    -----------
Net increase ...................................          96,176    $ 1,094,103
                                                         =======    ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended July 31, 2001                                      Shares       Amount
--------------------------------------------------------------------------------
Shares sold ....................................          89,613     $  972,763
Automatic conversion of shares .................         627,161      6,768,166
Shares issued to shareholders
in reinvestment of dividends ...................          24,507        264,731
                                                         -------     -----------
Total issued ...................................         741,281      8,005,660
Shares redeemed ................................        (272,281)    (2,951,725)
                                                         -------     -----------
Net increase ...................................         469,000     $5,053,935
                                                         =======     ==========
--------------------------------------------------------------------------------

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended January 31, 2002.

6. Capital Loss Carryforward:

At July 31, 2001, the Fund had a net capital loss carryforward of approximately $3,511,000, of which $671,000 expires in 2008 and $2,840,000 expires in 2009.
This amount will be available to offset like amounts of any future taxable gains.


18
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Merrill Lynch Pennsylvania Municipal Bond Fund                  January 31, 2002

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Andre F. Perold, Trustee
Roberta Cooper Ramo, Trustee
William R. Bock, Vice President
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Joseph L. May, Trustee and Vincent R. Giordano, Senior Vice President of Merrill Lynch Pennsylvania Municipal Bond Fund, have recently retired. The Fund's Board of Trustees wishes Messrs. May and Giordano well in their retirements.

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


19
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[LOGO] Merrill Lynch  Investment Managers

                               [GRAPHIC OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Pennsylvania Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper             #11299--1/02